STOCK AND WARRANT PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT, dated as of September 28, 1999 by and between Matt Hensley, an individual ("PURCHASER") and Lakota
Technologies, Inc., a Colorado corporation ("SELLER").

                         W I T N E S S E T H

     WHEREAS, SELLER desires to sell 1,500,000 shares of Lakota Technologies, Inc., a Colorado corporation (the "Company") Common Stock (the "Shares"), and warrants to acquire an additional 500,000 shares of Company Common Stock (the "Warrants") to PURCHASER on the terms and conditions set forth in this Stock Purchase Agreement (hereinafter called "Agreement"); and

     WHEREAS, PURCHASER desires to buy the Shares and Warrants on the terms and conditions set forth herein;

     NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the parties hereto as follows:

                              ARTICLE 1
             SALE AND PURCHASE OF THE SHARES AND WARRANTS

     1.1 Sale of the Shares and Warrants. Upon the execution of this Agreement as provided in Section 3.1 hereto (the "Closing"), subject to the terms and conditions herein set forth, and on the basis of the representations, warranties and agreements herein contained, SELLER shall sell to PURCHASER, and PURCHASER shall purchase from SELLER, the Shares and the Warrants.

     1.2 Instruments of Conveyance and Transfer. Within four business days of the date of execution hereof (the "Closing"), SELLER shall deliver a certificate or certificates representing the Shares to PURCHASER, in form and substance satisfactory to PURCHASER, as shall be effective to vest in PURCHASER all right, title and interest in and to all of the Shares, as set forth in
Section 3 herein. In addition, SELLER shall deliver to PURCHASER a warrant agreement granting PURCHASER the right, exercisable for a period of 2 years from the date thereof, to acquire 500,000 shares of Company common stock at an exercise price of $0.28 per share.

     1.3 Consideration and Payment for the Shares and Warrants. In consideration for the Shares and Warrants PURCHASER shall pay the purchase price equal to $0.14 per share, for the total purchase
price of $210,000.00 ("Purchase Price").   The Purchase Price shall
be forwarded to SELLER on the Closing Date.

                              ARTICLE 2
        REPRESENTATIONS AND COVENANTS OF SELLER AND PURCHASER

     2.1  The SELLER hereby represents and warrants that:

      (a) It shall transfer title, in and to the Shares, to the PURCHASER free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands and claims, of any kind and nature whatsoever, whether direct or indirect or contingent, except as set forth in Paragraph 2.2 herein.

     2.2 On the Closing Date as defined herein in Section 3.1, the SELLER shall deliver to the PURCHASER certificates representing the Shares subject to no liens, security interests, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever, except as set forth in the legend on the certificate(s), which legend shall provide as follows:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF FOR A PERIOD OF ONE YEAR FROM THE ISSUANCE THEREOF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS OR (ii) UPON THE EXPRESS WRITTEN AGREEMENT OF THE COMPANY AND COMPLIANCE, TO THE EXTENT APPLICABLE, WITH RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES.)

       2.3 Registration Rights. If the Company at any time proposes to register any of its securities under the Act, including under an SB-2 Registration Statement or otherwise, it will each such time give written notice to the PURCHASER of its intention so to do.
 Upon the written request of PURCHASER given within 30 days after receipt of any such notice, the Company will use its best efforts to cause the Shares and shares underlying the exercise of the Warrants to be registered under the Act (with the securities which the Company at the time propose to register). All expenses incurred by the Company in complying with this Section, including without limitation all registration and filing fees, listing fees, printing expenses, fees and disbursements of all independent accountants, or counsel for the Company and the expense of any special audits incident to or required by any such registration and the expenses of complying with the securities or blue sky laws of any jurisdiction shall be paid by the Company.

     2.4. The PURCHASER hereby represents and warrants that:

          (a) PURCHASER acknowledges that the Shares and the shares obtained upon exercise of the Warrants will be "restricted securities" (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended ("Rule 144")), that they will include the foregoing restrictive legend, and, except as otherwise set forth in this Agreement, that they cannot be sold for a period of one year from the date of issuance unless registered with the SEC and qualified by appropriate state securities regulators, or unless PURCHASER obtains written consent from the SELLER and otherwise complies with an exemption from such registration and qualification (including, without limitation, compliance with Rule 144).

      (b) The PURCHASER has the full right, power and authority to enter into this Agreement and to carry out and consummate the transaction contemplated herein. This Agreement constitutes the legal, valid and binding obligation of PURCHASER.

            (c) The PURCHASER acknowledges that investment in the Shares involves substantial risks and is suitable only for persons of adequate financial means who can bear the economic risk of an investment in the Shares for an indefinite period of time. PURCHASER further represents that he:

                      (1) has adequate means of providing for his or her current needs and possible personal contingencies, has no need for liquidity in his investment in the Shares, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period, and, at the present time, can afford a complete loss of his investment;

                      (2) is an "Accredited Investor" as that term is defined in Section 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), in that (i) PURCHASER is a natural person whose individual net worth, or joint net worth with PURCHASER's spouse, exceeds $1,000,000 and either he is able to bear the economic risk of investment in the proposed investments or the proposed investments will not exceed 10% of his net worth or joint net worth with PURCHASER's spouse and/or (ii) PURCHASER is a natural person who had individual income in excess of $200,000 in each of the two most recent years, or joint income with such investor's spouse in excess of $300,000 in each of those years and reasonably expects to reach the same income level in the current year, and either PURCHASER is able to bear the economic risk of investment in the proposed investments or the proposed investments will not exceed 10% of his or her net worth or joint net worth with PURCHASER's spouse;

                      (3) does not have an overall commitment to investments which are not readily marketable that is disproportionate to his net worth, and that his investment in the Shares will not cause such overall commitment to become excessive;

                      (4) is acquiring the Shares for his or her own account, for investment purposes only and not with a view toward resale, assignment or distribution thereof, and no other person has a direct or indirect, beneficial interest, in whole or in part, in such Shares;

                      (5)        has such knowledge and experience
                                 in financial, tax and business
                                 matters that he or she is capable
                                 of evaluating the merits and risks
                                 of an investment in the Shares;

                      (6)        has been given the opportunity to
                                 ask questions of and to receive
                                 answers from persons acting on each
                                 of the SELLERS' behalf concerning
                                 the terms and conditions of this
                                 transaction and also has been given
                                 the opportunity to obtain any
                                 additional information which each
                                 of the SELLERS possess or can
                                 acquire without unreasonable effort
                                 or expense.  As a result, PURCHASER
                                 is cognizant of the financial
                                 condition, capitalization, use of
                                 proceeds from this financing and
                                 the operations and financial
                                 condition of the Company has
                                 available full information
                                 concerning their affairs and has
                                 been able to evaluate the merits
                                 and risks of the investment in the
                                 Shares; and

              (7) The funds provided for the PURCHASER's purchase are either separate property, community property over which the signatory(ies) hereto has or have the right of control or are otherwise funds as to which the undersigned has the sole right of management.

                              ARTICLE 3
                  CLOSING AND DELIVERY OF DOCUMENTS

     3.1 Closing. The Closing shall be deemed to have occurred upon the date of signing of this Agreement. Subsequent to the signing, the following shall occur as a single integrated transaction:

3.2  Delivery by SELLER.

      (a) SELLER shall deliver, or cause to be delivered, to the PURCHASER the stock certificate and warrant agreement and any and all other instruments of conveyance and transfer required by Section 1.2.

      (b) SELLER shall deliver, or cause to be delivered, to the PURCHASER such instruments, documents and certificates as are required to be delivered by SELLER or its representatives pursuant to the provisions of this Agreement.

     3.3  Delivery by PURCHASER.

      (a) The PURCHASER shall deliver, or cause to be delivered, to the SELLER the Purchase Price required by Section 1.3.

      (b) The PURCHASER shall deliver, or cause to be delivered, to SELLER such instruments, documents and certificates as are required to be delivered by the PURCHASER or its representatives pursuant to the provisions of this Agreement.

                              ARTICLE 4
                  TERMINATION, AMENDMENT AND WAIVER

     4.1 Termination. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to delivery of the Purchase Price solely by the mutual consent of all of the parties.

     4.2 Waiver and Amendment. Any term, provision, covenant, representation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all parties hereto.

                              ARTICLE 5
                            MISCELLANEOUS

     5.1 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

       5.2 Notices. All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication. Notices shall be deemed to have been received on the date of personal delivery, telex, facsimile transmission, telegram or similar means of communication, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing. Notices shall be sent to the addresses set forth below:

              If to SELLER:

              Lakota Technologies, Inc.
              2849 Paces Ferry Road, Suite 710
              Atlanta, GA 30339
              Attn: Ken Honeyman, President
              Facsimile (770) 433-9194

              With a copy to:

              Cutler Law Group
              610 Newport Center Drive, Suite 800
              Newport Beach, CA 92660
              Attn: Brian A. Lebrecht, Esq.
              Facsimile (949) 719-1988

              If to Purchaser:

              Matt Hensley
              914 Appomattox Drive
              Spring, TX 77380-2204
              Facsimile (______)________________

       5.3    Choice of Law and Venue.       This Agreement and the
rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Georgia including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws. Any action brought by any party hereto shall be brought within the State of Georgia.

       5.4 Jurisdiction. The parties submit to the jurisdiction of the Courts of the State of Georgia or a Federal Court empaneled in the State of Georgia for the resolution of all legal disputes arising under the terms of this Agreement, including, but not limited to, enforcement of any arbitration award.

       5.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

       5.6 Attorneys' Fees. Except as otherwise provided herein, if a dispute should arise between the parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the nonprevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees exclusive of such amount of attorneys' fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

       5.7 Taxes. Any income taxes required to be paid in connection with the payments due hereunder, shall be borne by the party required to make such payment. Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the party required to withhold such tax shall furnish to the party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written hereinabove.


"PURCHASER"                    "SELLER"


                               Lakota Technologies, Inc.

/s/  Matt Hensley               /s/  Ken Honeyman
_______________________        ___________________________________
Matt Hensley                   By:  Ken Honeyman
                               Its: President